                                                                    Exhibit 99.2

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC2
--------------------------------------------------------------------------------
                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $575,000,000 (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-BC2

                                  [SURF LOGO]

                          [LITTON LOAN SERVICING, L.P.]
                                    SERVICER

                            [J.P. MORGAN CHASE BANK]
                                     TRUSTEE

                                  MAY 26, 2004

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC2
--------------------------------------------------------------------------------
The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                  SURF 2004-BC2
                              AVAILABLE FUNDS CAP

+(NET COLLATERAL INTEREST LESS ANY AAA IO) / SUM(BOND BALANCES) * 360 / (ACT
DAYS)

                                   Scenario 1

1ml (1st period & thereafter)=             1.10 20 to maturity
6ml (1st period & thereafter)=             1.57 20 No losses

                               FFTW Pricing Speed

                              6/24/04
  1                           7/25/04                              6.475
  2                           8/25/04                              9.249
  3                           9/25/04                              9.247
  4                          10/25/04                              9.244
  5                          11/25/04                              9.238
  6                          12/25/04                              9.232
  7                           1/25/05                              9.220
  8                           2/25/05                              9.208
  9                           3/25/05                              9.208
 10                           4/25/05                              9.184
 11                           5/25/05                              9.181
 12                           6/25/05                              9.166
 13                           7/25/05                              9.165
 14                           8/25/05                              9.148
 15                           9/25/05                              9.139
 16                          10/25/05                              9.139
 17                          11/25/05                              9.120
 18                          12/25/05                              9.121
 19                           1/25/06                              9.099
 20                           2/25/06                              9.085
 21                           3/25/06                              9.093
 22                           4/25/06                              9.142
 23                           5/25/06                              9.169
 24                           6/25/06                              9.151
 25                           7/25/06                              9.174
 26                           8/25/06                              9.159
 27                           9/25/06                              9.164
 28                          10/25/06                              9.188
 29                          11/25/06                              9.175
 30                          12/25/06                              9.180
 31                           1/25/07                              9.170
 32                           2/25/07                              9.168
 33                           3/25/07                              9.574
 34                           4/25/07                              9.305
 35                           5/25/07                              9.624
 36                           6/25/07                              9.290
 37                           7/25/07                              9.579
 38                           8/25/07                              9.252
 39                           9/25/07                              9.274
 40                          10/25/07                             10.105
 41                          11/25/07                              9.774
 42                          12/25/07                             10.079
 43                           1/25/08                              9.735
 44                           2/25/08                              9.718
 45                           3/25/08                             10.385

 46                           4/25/08                              9.793
 47                           5/25/08                             10.113
 48                           6/25/08                              9.770
 49                           7/25/08                             10.080
 50                           8/25/08                              9.741
 51                           9/25/08                              9.735
 52                          10/25/08                             10.101
 53                          11/25/08                              9.773
 54                          12/25/08                             10.086
 55                           1/25/09                              9.748
 56                           2/25/09                              9.738
 57                           3/25/09                             10.771
 58                           4/25/09                              9.723
 59                           5/25/09                             10.038
 60                           6/25/09                              9.702
 61                           7/25/09                             10.014
 62                           8/25/09                              9.680
 63                           9/25/09                              9.670
 64                          10/25/09                              9.981
 65                          11/25/09                              9.647
 66                          12/25/09                              9.958
 67                           1/25/10                              9.625
 68                           2/25/10                              9.614
 69                           3/25/10                             10.631
 70                           4/25/10                              9.591
 71                           5/25/10                              9.898
 72                           6/25/10                              9.568
 73                           7/25/10                              9.875
 74                           8/25/10                              9.545
 75                           9/25/10                              9.533
 76                          10/25/10                              9.839
 77                          11/25/10                              9.510
 78                          12/25/10                              9.815
 79                           1/25/11                              9.487
 80                           2/25/11                              9.476
 81                           3/25/11                             10.478
 82                           4/25/11                              9.453
 83                           5/25/11                              9.756
 84                           6/25/11                              9.430
 85                           7/25/11                              9.733
 86                           8/25/11                              9.407
 87                           9/25/11                              9.396
 88                          10/25/11                              9.698
 89                          11/25/11                              9.373
 90                          12/25/11                              9.674
 91                           1/25/12                              9.351
 92                           2/25/12                              9.340
 93                           3/25/12                              9.972
 94                           4/25/12                              9.317
 95                           5/25/12                              9.616
 96                           6/25/12                              9.295
 97                           7/25/12                              9.593
 98                           8/25/12                              9.273
 99                           9/25/12                              9.261
100                          10/25/12                              9.559
101                          11/25/12                              9.239
102                          12/25/12                              9.536
103                           1/25/13                              9.217
104                           2/25/13                              9.206

105                           3/25/13                             10.180
106                           4/25/13                              9.184
107                           5/25/13                              9.479
108                           6/25/13                              9.163
109                           7/25/13                              9.457
110                           8/25/13                              9.141
111                           9/25/13                              9.130
112                          10/25/13                              9.423
113                          11/25/13                              9.108
114                          12/25/13                              9.401
115                           1/25/14                              9.087
116                           2/25/14                              9.076
117                           3/25/14                             10.037
118                           4/25/14                              9.055
119                           5/25/14                              9.346
120                           6/25/14                              9.034

SURF 2004-BC2
EXCESS SPREAD

       FFTW Pricing Speed     FFTW Pricing Speed
                                Forward for 6mos,
                  Forward      up 100 thereafter
                  -------      -----------------
  1                 493                      493
  2                 470                      470
  3                 452                      452
  4                 455                      455
  5                 417                      417
  6                 422                      422
  7                 382                      283
  8                 366                      267
  9                 420                      319
 10                 336                      236
 11                 344                      243
 12                 308                      208
 13                 315                      205
 14                 280                      180
 15                 265                      165
 16                 273                      173
 17                 243                      143
 18                 250                      150
 19                 215                      115
 20                 205                      105
 21                 274                      174
 22                 355                      255
 23                 375                      275
 24                 333                      233
 25                 348                      248
 26                 316                      216
 27                 307                      207
 28                 381                      281
 29                 347                      247
 30                 364                      265
 31                 325                      225
 32                 320                      220
 33                 411                      311
 34                 369                      276
 35                 400                      308
 36                 357                      264
 37                 380                      287
 38                 341                      249
 39                 337                      247
 40                 384                      328
 41                 351                      295
 42                 376                      320
 43                 337                      281
 44                 334                      278
 45                 394                      339
 46                 340                      276
 47                 371                      307
 48                 331                      267
 49                 358                      295
 50                 323                      259

 51                 317                      253
 52                 358                      287
 53                 324                      252
 54                 350                      279
 55                 313                      242
 56                 310                      239
 57                 409                      338
 58                 310                      231
 59                 341                      262
 60                 305                      225
 61                 334                      255
 62                 301                      220
 63                 297                      216
 64                 334                      246
 65                 300                      212
 66                 329                      240
 67                 294                      205
 68                 292                      203
 69                 393                      305
 70                 292                      198
 71                 323                      229
 72                 288                      194
 73                 318                      223
 74                 283                      189
 75                 281                      187
 76                 312                      216
 77                 278                      183
 78                 309                      212
 79                 274                      178
 80                 272                      176
 81                 375                      277
 82                 269                      173
 83                 300                      202
 84                 265                      170
 85                 297                      199
 86                 262                      166
 87                 228                      137
 88                 259                      165
 89                 227                      136
 90                 257                      163
 91                 225                      134
 92                 224                      134
 93                 289                      194
 94                 223                      133
 95                 255                      161
 96                 223                      133
 97                 254                      160
 98                 222                      133
 99                 221                      132
100                 253                      160
101                 223                      134
102                 254                      161
103                 223                      134
104                 223                      135
105                 328                      231
106                 225                      136
107                 259                      166
108                 227                      138
109                 260                      167

110                 228                      140
111                 229                      141
112                 263                      170